ABERDEEN FUNDS

Aberdeen Global Fixed Income Fund

Supplement to the Aberdeen Funds Statutory Prospectus dated February 28, 2011

The following replaces the footnote to the chart reflecting Shareholder Fees for Aberdeen Global Fixed Income Fund on Page 92:

1      Aberdeen Funds (the “Trust”) and Aberdeen Asset Management Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.95% for all Classes of the Fund at least through February 27, 2013. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees and extraordinary expenses. Effective July 21, 2011, the contract limit will also exclude Administrative Services Fees from the operating expense limit. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 27, 2013.

The following replaces the chart reflecting the Portfolio Managers for Aberdeen Global Fixed Income Fund on Page 96:

Name	Title	Served Investment Adviser of Fund Since
Simon Hancock	Portfolio Analyst	1997
Jon Cunliffe	Head of Global Interest Rates	2009
Joanne Gilbert	Portfolio Manager	2009
Nick Griffiths	Co-Head of Global Fixed Income	2009
Oliver Boulind	Senior Portfolio Manager	2008

The following replaces the list of Portfolio Managers for the Aberdeen Global Fixed Income Fund on Page 142:

Simon Hancock

Simon Hancock is a portfolio analyst on the European fixed income desk, responsible for global and European mandates. Mr. Hancock joined Aberdeen via the acquisition of Deutsche Asset management’s London and Philadelphia fixed income businesses in 2005. Mr. Hancock held a similar role at Deutsche Asset Management, which he joined in 1997.  Previously, he worked at Bank Julius Baer.

Jon Cunliffe

Jon Cunliffe is head of global interest rates on the fixed income team. Jon joined Aberdeen in 2009 from Fortis Investments (originally ABN AMRO Asset Management) where he began in 2003 and was Chief Investment Officer, Interest

Rates. Previously, Jon worked at Lombard Odier and the Bank of England. Prior to that, Jon worked as an official in the Gilt Edged and Money Market Division at the Bank of England. Jon graduated with a BA Hons in Theology and Religious Studies from Robinson College, Cambridge.

Joanne Gilbert

Joanne Gilbert is a global fixed income portfolio manager. Joanne joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse Asset Management.  Joanne joined Credit Suisse in 1992 as head of trading and execution and became a fixed income portfolio manager in 1993. Since then, Joanne has led some of Credit Suisse’s key initiatives; she implemented Credit Suisse’s first performance attribution system in 1994 and formed Credit Suisse’s first dedicated client service team in 2000, where she remained Head of the Client Account Management until April 2005. Prior to that, Joanne worked for seven years as an assistant fund manager at Chase Manhattan Investment Group, followed by a proprietary trading position at Mitsubishi Trust International.

Nick Griffiths

Nick Griffiths is co-head of Global Fixed Income and a member of the interest rates team. Nick joined Aberdeen in 2009 from Goldman Sachs Asset Management where he was a senior member of the Global Fixed Income Group (1997-2009). Previously, Nick worked for Watson Wyatt as part of the Benefits consulting team. Nick graduated with a BSc Honours degree in Mathematics from Bristol University.

Oliver Boulind

Mr. Boulind is a senior portfolio manager on the U.S. Fixed Income team. He joined Aberdeen in 2008 from AllianceBernstein where he was a credit analyst focusing on telecom and media across the credit quality spectrum from 2004 to 2008.  Previously, Mr. Boulind worked for INVESCO as a credit analyst focusing on high yield telecom and media. Prior to that, he was at JP Morgan Fleming in credit and portfolio management roles and, prior to graduate school, was at Salomon Brothers as an investment banking analyst in leveraged finance.  Mr. Boulind graduated from the Wharton School at the University of Pennsylvania and received an MBA from the Tuck School at Dartmouth College.

THIS SUPPLEMENT IS DATED June 17, 2011.

Please keep this supplement for future reference.

ABERDEEN FUNDS

Supplement to the Aberdeen Funds Statement of Additional Information dated February 28, 2011.

All references to Annette Fraser are deleted.

The following are added to the chart in the section on “Portfolio Managers” beginning on page 121:

Joanne Gilbert	Global Fixed Income Fund	$0
Nick Griffiths	Global Fixed Income Fund	$0
Oliver Boulind	Global Fixed Income Fund	$0

The following are added to the chart in the section entitled “Other Managed Accounts” for Aberdeen Asset Management Investment Services Limited beginning on page A-3:

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2010)
Joanne Gilbert Global Fixed Income Fund

Mutual Funds: 3 accounts, $573.8 total assets
Other Pooled Investment Vehicles: 58 accounts, $11,182.2 total assets

Other Accounts: 177 accounts, $33,276.5 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Nick Griffiths Global Fixed Income Fund

Mutual Funds: 3 accounts, $573.8 total assets
Other Pooled Investment Vehicles: 58 accounts, $11,182.2 total assets

Other Accounts: 177 accounts, $33,276.5 total assets (7 accounts, $884.5 total assets of which the advisory fee is based on performance)

Global Fixed Income Fund is added to Oliver Boulind’s list of funds.

THIS SUPPLEMENT IS DATED June 17, 2011.

Please keep this supplement for future reference.